      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 22, 1997

                                                      Registration No. 333-20579
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                _______________

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO

                                    FORM S-1

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                                _______________

                              TRITEAL CORPORATION
             (Exact name of registrant as specified in its charter)

            DELAWARE                          7371                     33-0548924
     (State or jurisdiction         (Primary Standard Industrial      (I.R.S. Employer
of incorporation or organization)    Classification Code Number)    Identification Number)

                           2011 PALOMAR AIRPORT ROAD
                           CARLSBAD, CALIFORNIA 92009
                                 (619) 930-2077
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)

                               __________________

                               JEFFREY D. WITOUS
                CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER
                              TRITEAL CORPORATION
                           2011 PALOMAR AIRPORT ROAD
                           CARLSBAD, CALIFORNIA 92009
                                 (619) 930-2077
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                               __________________

                                   Copies to:
    FREDERICK T. MUTO, ESQ.                            JORGE DEL CALVO, ESQ.
     CYDNEY S. POSNER, ESQ.                            DAVINA K. KAILE, ESQ.
     NANCY E. DENYES, ESQ.                         PILLSBURY MADISON & SUTRO LLP
       COOLEY GODWARD LLP                               2700 SAND HILL ROAD
4365 EXECUTIVE DRIVE, SUITE 1100                       MENLO PARK, CA  94025
      SAN DIEGO, CA 92121                                 (415) 233-4500
         (619) 550-6000


================================================================================

This Post-Effective Amendment No. 1 is being filed to deregister 330,000 shares of Common Stock (the "Option Shares") of TriTeal Corporation (the "Registrant") covered by the Form S-1 Registration Statement No. 333-20579, as amended (the "Registration Statement"). The Option Shares, which were issuable in connection with a firm commitment underwritten offering of Common Stock by the Registrant (the "Offering"), have not been sold as of the date of this Post-Effective Amendment No. 1 and are no longer being offered. The terms of the Offering are described in the prospectus filed as part of the Registration Statement.

                                   SIGNATURES

         In accordance with the requirements of the Securities Act of 1933, the Registrant certifies and has authorized this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Diego, County of San Diego, State of California, on the 21st day of May, 1997.



                                       By:  JEFFREY D. WITOUS*
                                            ------------------------------------
                                            Jeffrey D. Witous
                                            President, Chief Executive Officer
                                            and Chairman of the Board


                               POWER OF ATTORNEY

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

    SIGNATURE                                    TITLE                                         DATE
    ---------                                    -----                                         ----
    JEFFREY D. WITOUS*                           President, Chief Executive Officer and        May 21, 1997
    ------------------------------------------   Chairman of the Board (Principal Executive
    Jeffrey D. Witous                            Officer)


    /s/ ARTHUR S. BUDMAN                         Chief Financial Officer and Director          May 21, 1997
    ------------------------------------------   (Principal Financial and Accounting
    Arthur S. Budman                             Officer)


    TERRY A. STRAETER*                           Director                                      May 21, 1997
    ------------------------------------------
    Terry A. Straeter


    GARY A. WETSEL*                              Director                                      May 21, 1997
    ------------------------------------------
    Gary A. Wetsel



*By: /s/ ARTHUR S. BUDMAN
     -----------------------------
    Arthur S. Budman
    Attorney-in-fact